Exhibit (q)(i)

POWER OF ATTORNEY

The undersigned Trustees and/or Officers of Grayscale Funds Trust (the "Trust"), a registered investment company, hereby appoint Edward McGee, Craig Salm, Allison Roberts and Daniel Plourde (with full power to each of them to act alone) his or her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys-in-fact and agents may deem necessary or advisable to enable the Trust to comply with or register any security issued by the Trust under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement on Form N-1A, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority.  Each of the undersigned grants to each of said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her, substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

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SIGNATURE AND ACKNOWLEDGEMENT:

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 19th day of September 2025.

Signature	Title

/s/ James E. Farmer III
James E. Farmer III	Trustee

/s/ Richard M. Goldman
Richard M. Goldman	Trustee

/s/ Donna Milia
Donna Milia	Trustee

/s/ Edward McGee
Edward McGee	Trustee and Principal Financial Officer, Interim President and Principal Executive Officer